EXHIBIT 10.39: Stock Option Agreement dated October 1, 2008 between Registrant and Richard L. Franklin, MD.

SYNTHEMED, INC.
STOCK OPTION AGREEMENT

(Non-Qualified Stock Option)

AGREEMENT entered into as of the date set forth on the signature page hereto by and between SyntheMed, Inc., a Delaware corporation, with a business address of 200 Middlesex Essex Turnpike, Iselin, New Jersey (together with its subsidiaries, if any, the "Company"), and the undersigned (the "Grantee").

WHEREAS, the Company desires to grant to the Grantee a non-qualified stock option to acquire shares of the Company's Common Stock, $.001 par value (the "Shares"); and

WHEREAS, each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Grantee hereby agree as follows:

1.           Grant of Option.

The Company hereby grants to the Grantee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of the number of Shares set forth on the signature page to this Agreement on the terms and conditions hereinafter set forth.  The Option shall NOT be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.           Purchase Price.

The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per share set forth on the signature page to this Agreement.

3.           Time of Vesting and Exercise of Option.

Subject to Section 4 hereof, the Option shall vest and become exercisable on the dates and as to the installment amounts set forth on the signature page to this Agreement.  To the extent the Option (or any portion thereof) is not exercised by the Grantee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date (as hereinafter defined) or until earlier termination as hereinafter provided.

4.           Term; Extent of Exercisability.

The Option shall expire as to each installment amount on the date set forth next to each such amount on the signature page to this Agreement (the "Expiration Date"), subject to earlier termination as herein provided.

(a)    Termination Without Cause.  In the event the Grantee’s employment or service is terminated by the Company for any reason other than “disability”, death or for “cause” (collectively, a “Termination without cause”), the Option shall become one hundred percent vested and fully exercisable immediately, and shall terminate on the earlier to occur of (i) the first anniversary of the date on which the Grantee’s employment or service is terminated by the Company, or second anniversary thereof in the case of such termination during the first year of the Option’s term, and (ii) the date of expiration of the Option term.

(b)           Termination For Cause.  In the event the Grantee’s employment or service is terminated by the Company for “cause”, the Option shall terminate as of the date the Grantee’s employment or service is terminated by the Company and the Grantee shall automatically forfeit all shares underlying any exercised portion of the Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

(c)           Termination Due to Disability.  In the event the Grantee’s employment or service is terminated by the Company on account of Grantee’s “disability”, the Option shall become one hundred percent vested and fully exercisable by the Grantee immediately, and shall terminate on the earlier to occur of the first anniversary thereof or the date of expiration of the Option term.

(d)           Termination Due to Death.  In the event of the death of the Grantee, the Option shall become one hundred percent vested and fully exercisable by the Grantee immediately, and shall terminate on the earlier to occur of the first anniversary thereof or six months after the probate of the Grantee’s estate, but in any event no later than the date of expiration of the Option term.

(e)           Voluntary Termination.  In the event the Grantee terminates his or her employment with or services to the Company at his or her own volition, the Option shall, unless the Committee determines otherwise, terminate on the expiration of six (6) months after the date on which the Grantee’s employment with or service to the Company is terminated, or one (1) year in the case of termination of employment or services during the first year of the Option term, but in no event later than the date of expiration of the Option term.  Any portion of the Option that is not exercisable as of the date on which the Grantee’s employment with or service to the Company is terminated shall terminate as of such date unless the Committee determines otherwise.

(f)           Termination Without Cause Upon a Change of Control.  Notwithstanding the provisions of Section 4(a) above, if the Grantee’s employment or service is terminated by the Company on account of a “termination without cause” during the one year period following a Change of Control, the Option shall become one hundred percent vested and fully exercisable for the two year period after the date on which the Grantee’s employment or service is terminated by the Company, but in no event later than the date of expiration of the Option term.  As used herein, a “Change of Control” shall be deemed to have occurred if:

(i)           Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person;

(ii)           The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(iii)           After the effective date of the Plan, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

(g)           For purposes of this Section 4:

(i)           The term “Company” shall mean the Company and its parent and subsidiary corporations, or any successor thereto.

(ii)           The term “disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code.

(iii)           The term “termination for cause” shall mean, except to the extent specified otherwise by the Committee that the Grantee has materially breached his or her employment or service contract with the Company, or has been engaged in fraud, embezzlement, theft, commission of a felony in the course of his or her employment or service which is injurious to the Company, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.  If this clause (iii) conflicts with the definition of “Cause” or “termination for cause” (or any similar definition) in an employment or service agreement between the Company and the Grantee, the terms of the employment or service agreement shall govern.

5.           Manner of Exercise of Option.

(a)    To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares as to which the Option is being exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full Shares of Common Stock. Payment shall be in cash or its equivalent or by other means approved by the Committee or such officer to whom it may delegate such authority, which may include, among other methods, delivery of previously acquired shares of Company Stock (alone or in combination with cash) and broker-assisted cashless exercise. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than fifteen (15) and not more than forty-five (45) days from the date of receipt of the notice by the Company.

(b)           The Company shall at all times during the term of the Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of the Option.

6.           Non-Transferability.

Except as provided below, only the Grantee or his or her authorized representative may exercise rights under the Option.  The Grantee may not transfer the Option except (i) by will, (ii) by the laws of descent and distribution, (iii) to the Company (as contemplated by Rule 16b-3 of the Exchange Act, (iv) pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), or (v) as otherwise permitted by the Committee.  If the Grantee dies prior to termination of the Option, any person designated by the Grantee to exercise the Option or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise the Grantee’s rights under the Option.  A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option.

7.           Representation Letter and Investment Legend.

In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (" 1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

8.           No Special Employment Rights.

The provisions of this Section 9 are applicable only to Grantees who are employees of the Company. Nothing contained in this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Grantee for the period within which this Option may be exercised. However, during the period of the Grantee's employment, the Grantee shall render diligently and faithfully the services which are assigned to the Grantee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

9.           Rights as a Stockholder.

The Grantee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Grantee.

10.           Withholding Taxes.

The Company shall be entitled to refrain from issuing any Shares upon exercise of the Option until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid with respect thereto at the minimum statutory rate.  The Company shall have the right to take such action as may be necessary or appropriate to satisfy any such tax obligations including, without limitation, deducting the same from any other remuneration owing to the Grantee.  The Company may, in its sole discretion and in accordance with procedures it may establish, permit the Grantee to satisfy any such tax obligation through election to withhold Shares purchased upon exercise of the Option or by delivery to the Company of already owned shares of Common Stock. The Grantee acknowledges that if he or she is subject to Section 16 of the Securities Exchange Act of 1934, payment of taxes in such manner may be deemed under Section 16 to be non-exempt “sales” of the shares so withheld or delivered unless approved in advance by the Board of Directors or by the Committee.

11.           No Guarantee of Tax Consequences.

                      The Company makes no representation, commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for the benefits under the Option.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this agreement to be executed, and the grantee has hereunto set his or her hand, all as of the 1st day of October, 2008.

SYNTHEMED, INC.

By: /s/ Robert P. Hickey
Title: President and CEO

GRANTEE

Print Name: Richard L. Franklin, MD

Sign Name: /s/ Richard L. Franklin, MD

Address:__________________________________

_________________________________________

Social Security Number: ______________________

OPTION INFORMATION

Options to purchase 750,000 shares, exercisable as to 125,000 shares at $.40/share, 125,000 shares at $.60/share, 250,000 shares at $.80/share and 250,000 shares at $1.00/share, provided that vesting of the $.40 and $.60 installments is subject to the 30-day average stock price achieving a $.60 level by the first anniversary of grant and vesting of the remaining two installments is subject to the stock price achieving a $1.00 30-day average level by the second anniversary of the date of, and expiring on the tenth anniversary of, the date of grant.

EXHIBIT 1
TO STOCK OPTION AGREEMENT

Gentlemen:

In connection with the exercise by me of an option to purchase shares of Common Stock, $.001 par value, of SyntheMed, Inc. (the "Company"), I hereby acknowledge that I have been informed as follows:

1.           The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option (the "Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, must be held indefinitely unless the Shares are subsequently registered under the Securities Act, or an exemption from such registration is available.

2.           Routine sales of securities made in reliance upon Rule 144 under the Securities Act can be made only after the holding period provided by that Rule has been satisfied, and, in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Securities Act will be required.

3.           The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

In consideration of the issuance of certificates for the Shares to me, I hereby represent and warrant that I am acquiring the Shares for my own account for investment, and that I will not sell, pledge or transfer the Shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Securities Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the Shares to be issued to me, and to all certificates issued hereafter representing the Shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and were acquired by the registered holder pursuant to a representation and warranty that such holder was acquiring the Shares for his own account and for investment, with no intention of transfer or disposition of the same in violation of the registration requirements of that Act. These securities may not be sold, pledged, or transferred in the absence of an effective registration statement under such Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under such Act."

I further agree that the Company may place a stop transfer order with its transfer agent, prohibiting the transfer of the Shares, so long as the legend remains on the certificates representing the Shares.

Very truly yours,